                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TCF FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            TCF-Registered Trademark-
                            TCF FINANCIAL CORPORATION
                    801 MARQUETTE AVENUE, MAIL CODE 100-01-A
                              MINNEAPOLIS, MN 55402
                                 (612) 661-6500



                                              March 31, 1999

Dear Stockholder:

     You are invited to attend TCF Financial Corporation's Annual Meeting of Stockholders which will be held at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota, on May 11, 1999 at 10:30 a.m. local time.

     At the Annual Meeting you will be asked to

        1.  Elect four directors to the Board,
        2.  Approve an amendment to the TCF Performance-Based
            Compensation Policy and Re-approve the Policy, and
        3.  Approve (vote on) other business, if any.

     Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the Annual Meeting. This year, for the first time, you can vote your TCF shares by Internet or by phone. Follow the instructions on the enclosed proxy card. (Internet or telephone voting actually costs TCF less than proxy card voting by mail, so I encourage you to consider it!) Or, if you prefer to vote by regular mail, please sign, date and return the enclosed proxy card in the enclosed return envelope as soon as possible. If you receive more than one proxy card, please vote each card. Remember, you can always vote in person at the Annual Meeting even if you do so now.

                                         Sincerely,

                                        /s/ William A. Cooper

                                        William A. Cooper
                                        Chairman and Chief Executive Officer

                            TCF-Registered Trademark-
                            TCF FINANCIAL CORPORATION
                    801 MARQUETTE AVENUE, MAIL CODE 100-01-A
                              MINNEAPOLIS, MN 55402
                                 (612) 661-6500

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 1999

                              --------------------

The Annual Meeting of Stockholders of TCF Financial Corporation is scheduled as shown below:

                  Date:    May 11, 1999
                  Time:    10:30 a.m. local time
                  Place:   Marriott City Center Hotel
                           30 South Seventh Street
                           Minneapolis, MN 55402

MEETING AGENDA

     1.   Elect four directors to the Board,
     2. Approve an amendment to the TCF Performance-Based Compensation Policy and Re-approve the Policy, as amended, and
     3.   Other business, if any.

You are entitled to vote at the Annual Meeting if you owned TCF Financial common stock on March 17, 1999.

Please vote the enclosed proxy card now even if you plan to attend the Annual Meeting. You can vote via the Internet or telephone (follow the instructions on the enclosed proxy card) or you can vote by regular mail by returning your completed proxy card(s) in the enclosed return envelope. If you do attend the Annual Meeting, you may revoke your proxy and vote in person.

                                            By Order of the Board of Directors

                                            /s/ William A. Cooper

                                            William A. Cooper
                                            Chairman and Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES NOW. YOU CAN VOTE BY INTERNET OR TELEPHONE OR YOU CAN RETURN YOUR PROXY CARD(S) TO US IN THE ENCLOSED RETURN ENVELOPE.

Minneapolis, Minnesota
March 31, 1999

                                TABLE OF CONTENTS


                                                                        Page
About the Meeting........................................................1
Item 1:  Election of Directors...........................................3
   Background of the Nominees and other Directors........................4
   Compensation of  Directors............................................7
   TCF Stock Ownership of Directors, Officers and 5% Owners..............8
   Background of Executives who are not Directors.......................10
   Report of Personnel/Affirmative Action Committee.....................12
   TCF Stock Performance Chart..........................................16
   Summary Compensation Table...........................................17
   Option Grants and Exercises .........................................18
   Benefits for Executives..............................................19
Item 2:  Proposal to Approve an Amendment to Performance-Based
         Compensation Policy and Re-approve Policy, as amended .........22
Additional Information..................................................25


                            TCF-Registered Trademark-
                            TCF FINANCIAL CORPORATION
                      801 MARQUETTE AVE, MAIL CODE 100-01-A
                              MINNEAPOLIS, MN 55402
                                 (612) 661-6500

                              --------------------
                                 PROXY STATEMENT
                              --------------------

The Board of Directors (the "Board") of TCF Financial Corporation ("TCF Financial") requests your proxy for the Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting"). The proxy is being solicited on behalf of the Board and TCF Financial. The Annual Meeting is scheduled as shown below:

              Date:    May 11, 1999
              Time:    10:30 a.m. local time
              Place:   Marriott City Center Hotel
                       30 South Seventh Street
                       Minneapolis, MN 55402

The mailing address of the principal executive offices of TCF Financial appears at the top of this page. This proxy statement was mailed on approximately March 31, 1999.

                                ABOUT THE MEETING

WHAT ITEMS ARE ON THE AGENDA FOR THE ANNUAL MEETING AND HOW MANY VOTES ARE REQUIRED FOR APPROVAL OF EACH? Assuming a quorum is present, the proposals on the agenda and the required vote for approval of each is as follows:


         AGENDA ITEM                           VOTES REQUIRED FOR APPROVAL
1.  Election of four directors.                The four candidates who receive
                                               the most votes are elected.

2.  Approve an amendment to the TCF            Majority of the shares voted.
     Performance-Based Compensation Policy
     for Covered Executive Officers and
     Re-approve the Policy, as amended

3.  Other business, if any.


WHO CAN VOTE AT THE ANNUAL MEETING? You are entitled to vote at the Annual Meeting if you owned common stock of TCF Financial ("TCF Stock") on March 17, 1999 (the "Record Date"). Each share of stock you own as of the Record Date entitles you to one vote on each proposal at the Annual Meeting. There were 84,287,203 shares of TCF Stock outstanding as of the Record Date. There were 11,152 individuals and organizations which owned TCF Stock of record as of that date.

HOW DO I (AS A STOCKHOLDER) VOTE? You can vote in advance of the Meeting by naming a proxy to vote your shares. (You can also vote at the Meeting by written ballot, although this is rare.) You have three options for voting in advance of the Meeting by proxy : (1) via Internet; (2) by telephone or (3) by mail. If you want to vote via Internet or telephone, follow the instructions on your enclosed proxy card. If you want to vote by mail, please mark the enclosed proxy card(s) with your instructions, sign, date and return to us in the enclosed return addressed envelope. TO AVOID CONFUSION, PLEASE DO NOT VOTE BY BOTH INTERNET AND MAIL. When you vote before the Meeting you do so by giving someone else your "proxy" to vote in your place. The persons who will vote the proxies for this Meeting are William A. Cooper and/or Gregory J. Pulles, the Chairman and Vice Chairman of TCF Financial, respectively. They will vote your shares as "for," "against," "abstain," etc., on each proposal as you instruct them to. If you do not give any instructions they will vote "for" electing all nominees and "for"
Proposal 2. If any other business comes before the Meeting (and on certain other matters as listed on the accompanying proxy card), they will vote your proxy according to their own judgment.

ONCE I HAVE VOTED MY PROXY, CAN I REVOKE IT? Yes, your proxy is revocable and is automatically revoked if you submit a new vote. You can vote your shares at the Meeting by written ballots available at the Meeting, even if you voted them in advance by proxy. If you intend to vote at the Meeting and your shares are held in "street name" by a stock brokerage firm, you should contact your stock brokerage firm ahead of time to determine what procedures to follow.

WHO PAYS FOR THE EXPENSES OF THIS PROXY SOLICITATION? Solicitation is being done by mail and through assistance of a professional solicitor, Innisfree M & A Incorporated ("Innisfree"). Innisfree's contract provides its fees will be not more than $11,000. TCF Financial is paying all costs of solicitation.

WILL MY BROKER VOTE MY SHARES IF I DO NOT VOTE? Yes, but only if your shares are held in the brokerage firm's account (in "street name") rather than in the form of certificates. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), brokers who hold shares in street name have the authority to vote shares for which they do not receive instructions on both proposals at this Annual Meeting. If you wish to vote shares held in street name at the Meeting, you should contact your broker before the Meeting to determine the procedures to follow.

HOW IS A QUORUM DETERMINED? At least 50% of the TCF Stock outstanding as of the Record Date must be present at the Annual Meeting in order to have a quorum. Broker votes of your shares are counted toward the quorum requirement. If you vote by proxy before the Meeting but decide to abstain on one or both proposals, you are counted as being present at the Meeting and your vote counts toward the quorum requirement even though your shares are not voted for the proposal(s).

CAN SHAREHOLDERS SUBMIT PROPOSALS OR NOMINATE DIRECTORS AT THIS MEETING? Yes, but the Board is not necessarily required to include them. In order to be considered by the Board, shareholder proposals must be timely submitted and include certain information required under TCF's Bylaws or under regulations of the Securities and Exchange Commission ("SEC"). The deadline for shareholder submissions to be included in the proxy statement for this Meeting was November 20, 1998 and the deadline for submitting proposals (not included in the proxy statement) to the Meeting was March 12, 1999. Public disclosure of this Annual Meeting was made on March 2nd in a news release and by publishing notice in newspapers in Minnesota, Michigan, Wisconsin, Illinois and Colorado. No stockholder proposals or nominations were received by either deadline for this Annual Meeting.

                          ITEM 1: ELECTION OF DIRECTORS

The Nominees listed below are proposed for election to membership in Class
III. Unless instructed otherwise on the proxy card, all proxies received will be voted in favor of the Nominees listed in the following chart. All Nominees agree they will serve if elected. If any Nominee becomes unable to serve prior to the Annual Meeting, the person to whom your proxy gives the voting rights (William A. Cooper and/or Gregory J. Pulles) will vote for a replacement nominee.


                           POSITION(S) WITH TCF FINANCIAL;                                     DIRECTOR
NAME                       POSITIONS WITH SIGNIFICANT SUBSIDIARIES                     AGE      SINCE *
----                       ---------------------------------------                     ---      -------
                                NOMINEES FOR ELECTION AS DIRECTORS
CLASS III - TERM EXPIRES 2002
Rudy Boschwitz . . . . . . . . . .  Director                                            68       1991
William A. Cooper. . . . . . . . .  Director, Chairman and Chief Executive Officer      55       1987
Thomas A. Cusick . . . . . . . . .  Director, Vice Chairman and Chief Operating Officer 54       1988
Thomas J. McGough. . . . . . . . .  Director                                            65       1989


                THE TCF BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" ALL NOMINEES.


                             DIRECTORS WHOSE TERMS DO NOT EXPIRE IN 1999
CLASS I - TERM EXPIRES 2000
William F. Bieber . . . . . . . . . Director                                            56       1998
John M. Eggemeyer III . . . . . . . Director                                            53       1994
Robert E. Evans . . . . . . . . . . Director                                            63       1990
Daniel F. May . . . . . . . . . . . Director                                            69       1988
CLASS II - TERM EXPIRES 2001
Luella G. Goldberg. . . . . . . . . Director                                            62       1988
George G. Johnson . . . . . . . . . Director                                            56       1998
Lynn A. Nagorske. . . . . . . . . . Director and President                              42       1995
Ralph Strangis. . . . . . . . . . . Director; Chairman of TCF Bank Minnesota**          62       1991


* EXCLUDES DIRECTOR SERVICE WITH SUBSIDIARIES, PREDECESSOR COMPANIES OR COMPANIES MERGED WITH TCF FINANCIAL
** TCF NATIONAL BANK MINNESOTA , A WHOLLY OWNED SUBSIDIARY OF TCF FINANCIAL,
   IS REFERRED TO HEREIN AS "TCF BANK MINNESOTA"

INFORMATION ABOUT DIRECTORS AND THE BOARD. The Board is divided into three classes of equal (or close to equal) size. Directors serve three-year terms, with one class being elected each year. In connection with a Board restructuring, Directors Bruce G. Allbright, Robert J. Delonis and David H. Mackiewich resigned from the Board as of February 1999, and Dr. Ronald A. Ward elected not to stand for re-election as a member of Class III at this Meeting. In addition, Director Robert E. Evans resigned from Class II and was elected to membership in Class I, in order to even out the number of directors in those classes. Director John L. Morgan resigned from the Board effective November 23, 1998. Information about these former directors is omitted from the following table and the background descriptions which come after it. They are included throughout the rest of the proxy statement, except the four directors who resigned before February 28, 1999 are not included in the stock ownership table on page 8, which reflects only ownership on that date. The number of directors on the Board at any given time may range from seven to twenty-five. Within these limits, the Board sets the number of directors from time to time. As of March 31, 1999 the current number of directors was thirteen. However, the Board has reduced the number to twelve effective with this Annual Meeting to reflect the expiration of Dr. Ward's term in Class III.

                 BACKGROUND OF THE NOMINEES AND OTHER DIRECTORS

The following describes the last five years (or longer) of business experience of the nominees up for election as well as the other directors whose terms do not expire this year. There is no family relationship between any of the nominees, directors or executive officers of TCF Financial.

                      NOMINEES FOR ELECTION AT THIS MEETING

RUDY BOSCHWITZ is Chairman of Home Valu, Inc., a Minneapolis-based retailer of home improvement products. He served as a United States Senator from the State of Minnesota from 1978 to 1991. Mr. Boschwitz has been a director of TCF Financial since 1991. He is a director of the St. Paul Chamber Orchestra and a member of the Council of Foreign Relations.

WILLIAM A. COOPER has been Chairman of the Board of TCF Financial since its formation in 1987. Mr. Cooper has also been Chief Executive Officer of TCF Financial since 1987 and was Chief Executive Officer of TCF Bank Minnesota until 1993. Mr. Cooper serves on the Boards of Directors of the Minnesota Business Partnership and the Center for the American Experiment and is the Chairman of the Minnesota Republican Party. Mr. Cooper has been a director of TCF Financial since its formation in 1987 and of TCF Bank Minnesota since 1985.

THOMAS A. CUSICK has been Chief Operating Officer of TCF Financial since January 1, 1997, and has been Vice Chairman of TCF Financial since 1993. Before 1993, he had been President of TCF Financial since its formation in 1987. Mr. Cusick served as Chief Executive Officer of TCF Bank Minnesota from 1993 to 1996. Mr. Cusick is a director of Damark International, Inc., is a past Chairman of the Savings League of Minnesota and a past member of the Board of Trustees of the College of St. Benedict. Mr. Cusick has been a director of TCF Financial since 1988.

THOMAS J. MCGOUGH is President and one of the incorporators of McGough Construction, a Minnesota commercial contractor. Mr. McGough has been a director of TCF Financial since 1989.

                 OTHER DIRECTORS (NOT NOMINEES AT THIS MEETING)

WILLIAM F. BIEBER was elected as a director of TCF Financial in 1997. Mr. Bieber is Chief Executive Officer and owner of Acrometal Companies, Inc., a Minnesota based organization supplying various products to the commercial and industrial marketplace. In addition, Mr. Bieber is the owner and President of Acrometal Management Corporation, and Chief Executive Officer and owner of AcroTech Industries, Inc., a Texas based operation supplying various products and services to the commercial and industrial marketplace. Mr. Bieber is currently a member of the World Presidents' Organization and the Minnesota Executives' Organization. He is President of the Board of Directors of Hammer Residences, Inc., a member of the Dunwoody Institute Board of Trustees and a member of the Quast Transfer Board of Directors. Mr. Bieber is a past President and Trustee of the Washburn Child Guidance Center and a former cabinet member to the Minneapolis United Way.

JOHN M. EGGEMEYER III is the founder and Chief Executive of Castle Creek Capital, LLC and Belle Plaine Financial, LLC, two companies which together form a merchant banking organization serving the banking industry exclusively. Mr. Eggemeyer serves as a director of Rancho Santa Fe National Bank. He has been a director of TCF Financial since 1994.

ROBERT E. EVANS has been a director of TCF Financial since 1990, and was elected Vice Chairman of TCF Financial in 1993. He was President and Chief Operating Officer of TCF Bank Minnesota, from 1987 to 1993. Mr. Evans retired as an executive from TCF Financial and TCF Bank Minnesota effective January 2, 1998 but continues as a Board member.

LUELLA G. GOLDBERG has been a director of TCF Financial since 1988. She is a director of Reliastar Financial Corp. and Hormel Foods Corporation. Ms. Goldberg served as Chair of the Board of Trustees of Wellesley College from 1985 to 1993. From July 1993 to October 1993, Ms. Goldberg served as acting President of Wellesley College and now serves as a Trustee Emerita. Ms. Goldberg is also a past Chair of the Minnesota Orchestral Association, and is the immediate past Chair of the University of Minnesota Foundation. In addition, she became a director of Communications Systems, Inc. and Personnel Decisions International in 1998. She served as a director of Piper Funds, Inc., Piper Global Funds, Inc., and Piper Institutional Funds, Inc. from 1987 until August 1998, and of a number of related closed-end investment companies from 1988 to 1998.

GEORGE G. JOHNSON was elected to the Board of TCF Financial in April 1998. He is Managing Director of George Johnson & Company, a Certified Public Accounting firm. Mr. Johnson is an Executive Board Member of the Detroit Area Council of the Boy Scouts of America, Junior Achievement of Southeastern Michigan, Inc. and the Wayne State University Richard Austin Scholarship Fund. Mr. Johnson also serves as a director on the Detroit Regional Chamber of Commerce and as an advisor for the Black United Fund of Michigan, Inc. Mr. Johnson has been a past Chairman of the Salvation Army, Metropolitan Detroit and a former Executive Board Member of the Detroit Historical Society. Mr. Johnson is a Certified Public Accountant.

DANIEL F. MAY is retired from various executive positions with Republic Airlines. Mr. May has been a director of TCF Financial since 1988. Mr. May is a Certified Public Accountant.

LYNN A. NAGORSKE has been President of TCF Financial since 1993 and a director of TCF Financial since 1995. He has also held various other positions with TCF Financial and TCF Bank Minnesota: Chief Executive Officer, TCF Bank Minnesota (1997-January 1999); and Treasurer (Principal Financial Officer), TCF Financial (1987-1995). Mr. Nagorske is currently a member of Young President's Organization ("YPO"). Mr. Nagorske also serves as Treasurer and a director for the Science Museum of Minnesota. Mr. Nagorske is a Certified Public Accountant.

RALPH STRANGIS is a founding member of the Minneapolis law firm of Kaplan, Strangis and Kaplan, P.A. Mr. Strangis is also a director of Life USA Holding, Inc. and Damark International, Inc. Mr. Strangis is a trustee and Treasurer of the Minnesota Institute of Arts. He has been a director of TCF Financial since 1991. He has been Chairman of TCF Bank Minnesota since April 1998.

COMMITTEE MEMBERSHIPS AND ATTENDANCE BY DIRECTORS. The business, property and affairs of TCF Financial are managed by or under the direction of the Board. The Board met five times in 1998. The following chart identifies the standing Board Committees (those which meet regularly) including those with audit and compensation responsibilities, the members of each standing Committee and the number of meetings held in 1998. The Board acts as a committee of the whole in nominating individuals for election to the Board.


                                                                                                    Number of
Committee Name                Members                      Principal Responsibilities               Meetings
----------------------------------------------------------------------------------------------------------------------
Audit                         Thomas J. McGough, Ch.       - Relations with internal and external   Four
                              Rudy Boschwitz                 auditors
                              George G. Johnson            - Reviewing audit functions and
                              Ralph Strangis                 controls
                              Ronald A. Ward               - Reviewing financial
                              Mark K. Rosenfeld*             reporting
----------------------------------------------------------------------------------------------------------------------
Personnel/Affirmative Action  Daniel F. May, Ch.           - Recommending and approving              Seven
                              Bruce G. Allbright             personnel-related items
                              William F. Bieber            - Awards stock and option grants
                              Luella G. Goldberg           - Determines executive compensation
                              Ralph Strangis
----------------------------------------------------------------------------------------------------------------------
Shareholder Relations         Daniel F. May, Ch.           - Reviewing merger and acquisition       Four
                              William F. Bieber              activity
                              John M. Eggemeyer            - Increasing shareholder value
                              Robert E. Evans
                              Ralph Strangis
----------------------------------------------------------------------------------------------------------------------
CRA/Community Affairs         Ronald A. Ward, Ch.          - Monitoring compliance with the         Four
                              Bruce G. Allbright             Community Reinvestment Act
                              Rudy Boschwitz               - Monitoring involvement in
                              Luella G. Goldberg             community activities
                              David H. Mackiewich
----------------------------------------------------------------------------------------------------------------------

*RETIRED IN APRIL 1998 AND THEREFORE ATTENDED ONLY ONE MEETING IN 1998.

During 1998 all directors except William F. Bieber attended at least 75% of meetings (Committee and Board combined).

BUSINESS TRANSACTIONS, LOANS OR OTHER RELATIONSHIPS BETWEEN TCF FINANCIAL AND ITS DIRECTORS OR OFFICERS (INCLUDING COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ON THE PERSONNEL COMMITTEE) The members of the Personnel/Affirmative Action Committee in 1998 are listed above. None of these members is an executive officer, employee or former employee of TCF Financial. Mr. Strangis is a member of the law firm of Kaplan, Strangis and Kaplan, P.A. TCF Financial and its subsidiaries used this firm during 1998 for certain legal work. Fees paid to the law firm did not exceed 5% of its gross revenues. TCF Financial believes that the fees charged by this law firm for the services provided were at market rates and were not affected by Mr. Strangis' position as a director.

William F. Bieber is affiliated with several commercial entities. In 1998 TCF Bank Minnesota had various corporate term loans, commercial real estate loans and a letter of credit outstanding to these companies. During 1998, TCF subsidiary banks (or subsidiary mortgage corporations) also had loans to certain family members of directors and/or executive officers. All loans to Mr. Bieber's companies and to these family members were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                            COMPENSATION OF DIRECTORS

-    Employee ("inside") directors receive no pay for Board service.

-    Non-employee directors are paid in cash and with stock grants.

-    Cash compensation:

     -    Annual Retainer-$20,000 (which may be deferred and invested in TCF
          Stock)

     -    Board Meetings-$700/meeting

     -    Committee Meetings-$300/meeting ($500 if chairperson)

     - Directors who also served on boards of subsidiary banks received meeting fees authorized by the bank, but did not receive an annual retainer fee.

-   Stock grants:

     - Periodically, but not more often than every three years, directors receive TCF Stock grants equal to three times their annual retainer:
          ($20,000 x 3 = $60,000).

     - The number of shares granted is determined by dividing three times the annual retainer fee by the price of TCF Stock on the grant date.

     - One-third of the shares vest in each year that TCF Financial's return on equity exceeds 15% (goals change from time to time).

     -    The stock vests over a minimum of three years.

     -    Once all shares vest, new grants are made.

     -    Unvested shares will vest if a change in control occurs.

- Directors may defer the payment of cash compensation (or stock purchased with such compensation) and stock grants until they retire.

-   Directors' Retirement Plan:

     - Directors with five or more years of service receive a retirement benefit.

     - After five years directors are 50% vested and after ten years they are 100% vested.


                  Years of Service         Annual Benefit
                  ----------------         --------------
                  Five                       50% x $20,000 = $10,000
                  Six                        60% x $20,000 = $12,000
                  Seven                      70% x $20,000 = $14,000
                  Eight                      80% x $20,000 = $16,000
                  Nine                       90% x $20,000 = $18,000
                  Ten or more               100% x $20,000 = $20,000


     -    Benefits vest if a change in control occurs.

The benefit is paid for a number of years equal to the director's length of service on the Board.

            TCF STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND 5% OWNERS

The following chart shows ownership as of February 28, 1999 of TCF Stock by those indicated.


         NAME OF BENEFICIAL OWNER                      SHARES BENEFICIALLY OWNED (1)   % OF SHARES OUTSTANDING (2)
         ------------------------                      -----------------------------   ---------------------------
DIRECTORS AND NOMINEES WHO ARE NOT NAMED EXECUTIVES:
      William F. Bieber. . . . . . . . . . .               403,785  (6)(8)                        (3)
      Rudy Boschwitz.. . . . . . . . . . . .                22,010  (6)                           (3)
      John M. Eggemeyer III  . . . . . . . .                19,459  (6)                           (3)
      Robert E. Evans. . . . . . . . . . . .               471,160  (4)(6)                        (3)
      Luella G. Goldberg . . . . . . . . . .                77,025  (6)(8)                        (3)
      George G. Johnson. . . . . . . . . . .                16,870  (6)                           (3)
      Daniel F. May. . . . . . . . . . . . .               110,970  (4)(6)(8)                     (3)
      Thomas J. McGough. . . . . . . . . . .                81,265  (4)(6)                        (3)
      Ralph Strangis . . . . . . . . . . . .                42,569  (6)(8)                        (3)
      Ronald A. Ward . . . . . . . . . . . .               216,514  (6)                           (3)
NAMED EXECUTIVES:
      William A. Cooper. . . . . . . . . . .             1,695,203  (4)(6)                       2.0%
      Thomas A. Cusick . . . . . . . . . . .               503,535  (6)                           (3)
      Lynn A. Nagorske . . . . . . . . . . .               446,737  (5)(6)                        (3)
      Gregory J. Pulles. . . . . . . . . . .               236,576  (4)(6)                        (3)
      Timothy P. Bailey. . . . . . . . . . .               133,330  (5)(6)                        (3)

All Directors, Nominees and Executive
Officers combined
(24 persons, including those named above)                5,430,719  (4)(5)(6)(8)                 6.4%

5% BENEFICIAL OWNERS
Putnam Investments, Inc.                                 5,833,197  (7)                          6.9%
One Post Office Square
Boston, MA  02109

Advisory Committee of TCF                                4,627,470  (8)                          5.5%
       Employees Stock Purchase Plan
c/o General Counsel
TCF Financial Corporation
801 Marquette Avenue
Mail Code 100-01-A
Minneapolis, MN  55402


------------------------------

     (1) All shares are directly owned or purchasable by options exercisable in 60 days, and the person indicated has sole or shared (joint account) voting and dispositive power, except as indicated in the following footnotes.

     (2) Each amount showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person upon the exercise of existing options within 60 days after February 28, 1999.

     (3) 1.0% or less.

     (4) Includes shares beneficially owned by family members who share the person's household, with respect to which shares the indicated person disclaims any beneficial ownership, as follows: Mr. May, 2,800 shares; Mr. McGough, 45,000 shares; Mr. Cooper, 4,540 shares; Mr. Evans, 2,660 shares; Mr. Pulles, 24,930 shares; and all directors, nominees and executive officers combined, 80,462 shares.

     (5) Includes shares which could be purchased upon the exercise of existing options within 60 days as follows: Mr. Nagorske, 5,600 shares; Mr. Bailey, 15,100; and all directors, nominees and executive officers combined, 78,900 shares.

     (6) Includes whole shares of TCF Stock allocated to accounts as of January 31, 1999 in the TCF Employees Stock Purchase Plan, for which the named executives and certain directors have shared voting power as follows:
Mr. Cooper, 48,963 shares; Mr. Cusick, 36,252 shares; Mr. Nagorske, 26,393; Mr. Pulles, 20,145 shares; Mr. Bailey, 9,437 shares; and all directors, nominees and executive officers combined, 266,910 shares. Also includes whole shares of TCF Stock in the trust for the Supplemental Employee Retirement Plan ("SERP"), for which the named executives have shared voting power, as of December 31, 1998, as follows: Mr. Cooper, 69,761 shares; Mr. Cusick, 20,664 shares; Mr. Nagorske, 11,450 shares; Mr. Pulles, 11,804 shares; Mr. Bailey, 1,362 shares; Mr. Evans, 13,680; and all directors, nominees and executive officers combined, 145,696 shares. Also includes whole shares of TCF Stock (vested and unvested) in the trust for the TCF Financial Executive Deferred Compensation Plan or the TCF Financial Directors Deferred Compensation Plan for which the directors or named executives have sole or shared dispositive power, as of February 28, 1999, as follows: Mr. Bieber, 11,785 shares; Mr. Boschwitz, 3,010 shares; Mr. Cooper, 997,695 shares; Mr. Cusick, 293,946 shares; Mr. Eggemeyer, 8,579 shares; Mr. Evans, 210,505 shares; Ms. Goldberg, 43,693 shares; Mr. Johnson, 11,270 shares; Mr. May, 5,910 shares; Mr. McGough, 24,265 shares; Mr. Nagorske, 209,881 shares; Mr. Pulles, 142,856 shares; Mr. Strangis, 8,569 shares; Mr. Ward, 6,878 shares; Mr. Bailey, 101,891 shares; and all directors, nominees and executive officers combined, 2,593,572 shares.

     (7) Putnam Investments, Inc. has shared dispositive power with respect to all of the shares and shared voting power with respect to 66,500 shares. Dispositive power is shared with Putnam Investment Management, Inc., an investment adviser subsidiary of Putnam Investments, Inc., with respect to 5,634,547 shares, and the Putnam Advisory Company, Inc., another investment adviser subsidiary, as to the remaining 198,650 shares. The foregoing information is based upon a Form 13G filed with the SEC by Putnam Investments, Inc. on February 11, 1999.

     (8) The Advisory Committee for the TCF Employees Stock Purchase Plan has shared voting power with participants of all allocated shares in the Plan. Advisory Committee members disclaim ownership of these shares. Information on the table as to shares beneficially owned by Ms. Goldberg, and Messrs. Bieber, May, and Strangis, does not include any shares beneficially owned by the Advisory Committee.

WERE ALL STOCK OWNERSHIP REPORTS TIMELY FILED BY TCF INSIDERS? (SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE). Section 16(a) of the Securities Exchange Act of 1934, as amended, requires TCF Financial's directors, executive officers and persons who beneficially own more than 10% of the outstanding shares of TCF Stock to file stock ownership reports with the SEC and the NYSE. Based upon representations signed by officers and directors, TCF Financial believes that all reports required by officers and directors were filed on a timely basis during 1998 except that Mr. Morgan filed one late report on Form 4 for sale transactions in May 1998. Mr. Morgan's report was filed on June 15, 1998, five days after the deadline.

                 BACKGROUND OF EXECUTIVES WHO ARE NOT DIRECTORS

The following describes the last five years (or longer) of business experience of executive officers of TCF Financial, or its principal wholly owned subsidiaries (TCF Bank Minnesota, TCF National Bank Illinois, ("TCF Bank Illinois"), TCF National Bank Wisconsin, ("TCF Bank Wisconsin") and Great Lakes National Bank ("Great Lakes Bank")) who are not directors of TCF Financial.

TIMOTHY P. BAILEY (age 43) was named President and Chief Executive Officer of TCF Bank Wisconsin in 1993. Prior to that Mr. Bailey had been Vice President of Commercial Lending/Loan Workouts with TCF Bank Minnesota since 1988.

PETER BELL (age 47) was an Executive Vice President of TCF Financial from 1995 through December 1998, and was an Executive Vice President of TCF Bank Minnesota from 1994 through December 1998. Prior to that Mr. Bell was an independent consultant. Mr. Bell serves on the Board of Directors of the Center for the American Experiment, CommonBond, Citizens League, Greater Minnesota Housing Fund, and Hazelden Foundation. He is also a director and President of TC Rise and the Center for New Black Leadership. Mr. Bell resigned from his officer positions with TCF effective December 31, 1998.

NEIL W. BROWN (age 40) was elected Chief Financial Officer, Treasurer and Executive Vice President of TCF Financial in October 1998. Prior to that, Mr. Brown was an Audit Partner at KPMG Peat Marwick specializing in the financial services industry for clients other than TCF Financial. Mr. Brown is a Certified Public Accountant.

WILLIAM E. DOVE (age 62) has been an Executive Vice President of TCF Financial since 1996 and of TCF Bank Minnesota since 1985. He has also held various other officer positions with Great Lakes Bank and TCF Bank Minnesota:
Executive Vice President and Chief Credit Officer of Great Lakes Bank (1995-1996) and Director of Commercial Lending of TCF Bank Minnesota (1993-1995).

MARK L. JETER (age 42) was elected President of Great Lakes Bank in October 1998 and Chief Executive Officer in January 1999. Prior to that he was Executive Vice President of retail banking of TCF Bank Minnesota, and prior to that he was a Senior Vice President of TCF Bank Minnesota.

MICHAEL B. JOHNSTONE (age 51) was elected President and Chief Executive Officer of TCF Bank Illinois in 1995. Prior to that Mr. Johnstone was Executive Vice President of Branch Operations with TCF Bank Minnesota.

MARK R. LUND (age 48) was elected a Senior Vice President of TCF Financial in 1994. He has been Assistant Treasurer and Controller (Principal Accounting Officer) of TCF Financial and Assistant Treasurer of TCF Bank Minnesota since 1991, and was Senior Vice President and Controller of TCF Bank Minnesota from 1987 to 1998. Mr. Lund is a Certified Public Accountant.

RONALD J. PALMER (age 46) was elected President of Winthrop Resources Corporation, a wholly-owned subsidiary of TCF Bank Minnesota, in June 1998. He has also held various other positions with TCF Financial and its affiliates: Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer) of TCF Financial (1995-1998); and President and Chief Executive Officer of TCF Mortgage Corporation (1992-1995). Mr. Palmer is a Certified Public Accountant.

GREGORY J. PULLES (age 50) has been the General Counsel of TCF Financial since its formation in 1987, Secretary of TCF Financial since 1989, and a Vice Chairman of TCF Financial since 1993. Mr. Pulles has been an Executive Vice President of TCF Bank Minnesota since 1989. He has also held various other positions with TCF Bank Minnesota: Secretary (1989-1995) and General Counsel (1985-1993).

MARY E. SIPE (age 42) has been an Executive Vice President of TCF Financial since 1993. Ms. Sipe has been President of TCF Financial Insurance Agency, Inc. and TCF Financial Insurance Agency Illinois, Inc. since 1989, President of TCF Financial Insurance Agency Wisconsin, Inc. since 1993 and President of TCF Financial Insurance Agency Michigan, Inc. since 1995.

EARL D. STRATTON (age 51) was elected Executive Vice President and Chief Information Officer of TCF Financial in 1995. Prior to that he was a Senior Vice President of TCF Financial. Mr. Stratton has been a Senior Vice President of TCF Bank Minnesota since 1985.

BARRY N. WINSLOW (age 51) was elected President of TCF Bank Minnesota in October 1998 and became its Chief Executive Officer in January 1999. He has also held various other officer positions with Great Lakes Bank and TCF Bank
Illinois: President of Great Lakes Bank (1995-October 1998); Chief Executive Officer of Great Lakes Bank (1996-January 1999); and President and Chief Executive Officer of TCF Bank Illinois (1993-1995).






                        [Space intentionally left blank.]

                REPORT OF PERSONNEL/AFFIRMATIVE ACTION COMMITTEE

The following report identifies how TCF executives are paid and why. It is followed by the Stock Performance Chart and the Summary Compensation Table.

HOW ARE EXECUTIVE OFFICERS PAID? TCF Financial compensates its executive officers in three ways: base compensation, cash bonus, and restricted stock grants or stock options. See the Summary Compensation Table on page 17 for a chart showing compensation of the Chief Executive Officer of TCF Financial and the four highest paid executives of TCF Financial or its significant subsidiaries whose salary and bonus earned in 1998 exceeded $100,000 (the "named executives") for the last three years.

BASE COMPENSATION. The Personnel/Affirmative Action Committee (the "Committee") reviews base compensation annually at its December meeting. The Chairman of the Board makes recommendations to the Committee for each of the executive officers other than himself. The Committee generally requests an opinion from its outside consultant, Towers Perrin, before it makes any significant adjustment to overall base compensation for the executive group. The Committee does not tie its base compensation decisions to any particular formulas, measurements or criteria, but members particularly take into account the Company's performance and compensation levels paid by competitors. In 1998, there were no base salary increases for any of the named executives. In the prior three years there were only two base salary increases: for 1997 the Committee raised Mr. Cooper's base compensation from $600,000 to $700,000, primarily because of the Company's strong financial performance, and in 1997 Mr. Nagorske's base compensation was increased to $304,000, based on his assumption of the Presidency of TCF Bank Minnesota. The Committee did not increase base compensation for Mr. Cooper or any of the named executives for 1999, except Mr. Bailey's base compensation was increased to $165,000 effective January 1, 1999.

ANNUAL CASH BONUS - 1998. In 1998 TCF Financial had a cash bonus program for its executives tied to return on average assets ("ROA"). For 1998, the goals were:


ROA                 < 1.30%        1.30%    1.35%    1.40%   1.50%    1.60%   1.70%   GREATER THAN OR EQUAL TO 1.80%
Bonus %                  0%          25%      50%      75%    100%     125%    150%                             200%


For 1998, TCF's ROA, as calculated under the TCF Performance-Based Compensation Policy, was 1.65%, which would have produced a cash bonus of 137.5% of salary for the four named executives who are employees of TCF Financial. The Committee reserves the right to determine that a lower (or no) bonus should be paid if in its sole discretion it considers such action warranted. In January 1999, the Committee determined that no cash bonuses should be paid for 1998 to any of those four named executives, as well as most of the remaining top management group, because of the performance of TCF's stock price and other factors that affected TCF's reported earnings. The Committee approved a bonus for Mr. Bailey, however, because of the substantially improved performance in 1998 of TCF Bank Wisconsin, of which he is President and Chief Executive Officer.

STOCK OPTIONS. On December 14, 1998 the Committee awarded stock options to a number of senior management, including four of the named executives. These awards are reflected on the Summary Compensation Table starting on page 17 as well as the option-related charts on page 18. All options were awarded at the market value of TCF Stock on the date of the award. The Committee made these awards as additional incentive to the senior management to improve performance and increase the company's stock price.

ANNUAL CASH BONUS - 1999. For 1999, the Committee has approved a new cash bonus plan for TCF Financial's executives based on diluted earnings per share ("EPS") as defined in the TCF Performance-Based Compensation Policy (as proposed to be amended at this Meeting). Previous annual bonuses for TCF Financial's executives were based solely on ROA. This measurement was approved at a time when TCF Financial was less well capitalized and it was important to increase ROA in order to maximize return on average common equity ("ROE") and reduce TCF Financial's involvement in businesses that generated low ROA (using up TCF Financial's limited capital). Currently, TCF Financial's situation has changed and the company is generating excess capital which is being used to repurchase TCF Stock. The Committee believes that in this environment an EPS goal is more relevant in meeting the expectations of shareholders and increasing the value of the Company's franchise. The Committee has therefore approved a change to EPS as the measurement criteria for annual cash bonuses, while retaining a minimum ROA component, in order to better align the financial interests of management with the company's shareholders.

TCF's actual EPS for 1998 was $1.76. Following are the EPS goals and bonus percentages approved for TCF Financial executives for 1999:


EPS                 $1.76          $1.90               $2.00             $2.10
% of Salary Bonus      0%            50%                150%              200%


In the event of EPS performance between the stated levels, bonus percentages will be interpolated correspondingly. The maximum bonus is 200% of base salary. Payment of any bonus would be contingent, however, on TCF Financial's ROA performance being within the top one-third of TCF Financial's peer group consisting of the fifteen next larger and the fifteen next smaller banks and thrift institutions in the U.S. ranked by asset size as of September 30, 1999. See footnote (2) on page 16 for a listing of the 1998 TCF Peer Group. The Committee reserves the right to determine that a lower (or no) bonus should be paid if in its sole discretion it considers such action warranted.

For 1999, the annual cash bonus program for bank presidents will be based on numeric earnings goals established on a bank-by-bank basis.

STOCK GRANTS. Since 1991 the Committee periodically has made restricted stock grants to executives. Vesting of the grants has most recently been tied to ROE goals. A grant was made in 1996 to be effective starting in 1997. One-third of the grant was earned in 1997 based on an ROE of 21.90% for that year. This one-third of the grant will not vest until January 1, 2002, however, subject in general to continuing employment through that date. Its value is reflected in the lower entry of the 1997 Restricted Stock Awards column of the Summary Compensation Table on page 17. To avoid an adverse accounting effect on the company, the remaining two-thirds of the grant was canceled and re-awarded in January 1998 subject to revised terms. The terms of the re-granted two-thirds of the 1997 award are that each year the executive can earn a percentage of the grant which will vest on January 1, 2002, based upon the following table:


                                            then the percentage earned          Delayed
If TCF's ROE for a fiscal year is           for such fiscal year is             Vesting (2008)
---------------------------------           -----------------------             --------------
< 15.00%                                     not-applicable                      30.0%

GREATER THAN OR    LESS THAN OR
EQUAL TO 15.00%,   EQUAL TO 17.50%           30.0%

> 17.50%,          LESS THAN OR
                   EQUAL TO 20.00%           37.5%

> 20.00%                                     50.0%


Any shares of the re-grant not vested on January 1, 2002 will vest on January 1, 2008, subject in general to continuing employment through that date. The value of the re-granted shares is shown in the upper entry of the 1997 Restricted Stock Awards column on the Summary Compensation Table on page 17.

For 1998, TCF Financial's adjusted ROE was 17.81% and therefore 37.5% of the re-granted shares were earned for future vesting. ROE is adjusted under TCF Financial's Performance-Based Compensation Policy to exclude extraordinary items and unusual and unplanned nonrecurring items and the financial impact of mergers and acquisitions in the year of the transaction. No targets, goals or requirements were waived by the Committee in approving the ROE achieved in 1998. Shares earned each year under the 1998 Grant do not vest until January 1, 2002. Generally, the executive must remain with TCF Financial through January 1, 2002 in order to receive the shares. Thus, the grants serve as an incentive to increase ROE and also serve as a vehicle to retain senior management.

EXECUTIVE DEFERRED COMPENSATION PLAN. The Executive Deferred Compensation Plan and its related trust were adopted in 1988 as a means for executives to defer salary and bonus and invest the deferrals in TCF Stock (or other investments) on a tax-deferred basis. In 1998, the Committee approved two significant actions relative to this Plan. In August 1998, in response to certain accounting pronouncements, the Committee amended the Plan effective as of September 30, 1998 such that shares of TCF Stock held in Plan accounts cannot be sold or transferred in any manner during the term of the executive's employment with TCF Financial, and will be distributed to the executive in kind upon his leaving employment with TCF Financial. In September 1998 the Committee approved borrowing by the trustee of the trust on behalf of the accounts in the trust for the purpose of investing in additional shares of TCF Stock at the market value of the stock on the date(s) of purchase of an average of $24.35 (rounded) per share. The amount of the borrowing was limited to what could be serviced through dividend payments on existing and newly-acquired shares of TCF Stock in the accounts. All loans were made by TCF Financial for a term of five years and at a prevailing market rate of interest. Each executive was offered the opportunity to have his account participate in this additional TCF Stock acquisition and all of the named executives elected to do so. The number of shares purchased by the named executives through these loans, and the amounts of the loans, were as follows: Mr. Cooper, 109,068 shares ($2,655,546); Mr. Cusick, 28,750 shares ($700,000); Mr. Nagorske, 22,925 shares ($558,178); Mr.
Pulles, 15,422 shares ($375,495); and Mr. Bailey, 10,268 shares ($250,000).
Shares of TCF Stock purchased with a loan are not allocated to the executive's account until the account's loan is fully repaid. Each loan is secured by a pledge of the stock acquired through the loan, future income to the account, and a personal guarantee and deferral commitment from each executive. As of February 28, 1999 the total shares of TCF Stock in the accounts of the named executives, including the shares listed earlier in this paragraph, were as follows: Mr. Cooper, 997,695 shares; Mr. Cusick, 293,946 shares; Mr. Nagorske, 209,881 shares; Mr. Pulles, 142,856 shares; and Mr. Bailey, 101,891 shares. At February 28, 1999 there were a total of 2,903,071 shares of TCF Stock in the plan and trust, including the accounts of the five named executives.

COMPENSATION PHILOSOPHY. TCF Financial has a seven point compensation philosophy statement which the Committee reviews in all of its compensation decisions. This statement was adopted in 1993 and remains essentially unchanged since then.

The main goal of the compensation philosophy is to improve the profitability of the Company. The Committee achieves this goal by tying the majority of compensation for TCF Financial's executives to what it believes are the most significant measures of profitability: EPS, ROA and ROE. Starting in 1999, the annual bonus is based on EPS and ROA goals. The earning and vesting of stock grants is based on ROE goals. The Committee sets the EPS, ROA and ROE goals after a review of peer group performance. EPS goals for 1999 were based on increases over 1998 actual EPS. Starting in 1999 in order for any executive to be paid a bonus TCF Financial's ROA performance must be within the top one-third of TCF Financial's peer group. Minimum ROE to earn any stock grants has been set higher than the peer group average.

A second goal of the compensation philosophy is to attract and retain highly competent executives. The Committee achieves this objective by setting base compensation and incentives at competitive levels. Annually, the Committee reviews compensation paid by a selected peer group (for 1998 the thirty banks and thrifts closest to TCF Financial in asset size). The Committee intends to pay at the high end of the compensation scale, but only if the Company continues to achieve financial performance at the high end of the peer group.

The Committee also achieves retention of executives by delaying the vesting of restricted stock. Although a portion of the stock award can be earned annually, all vesting is delayed: the last grant, made in 1997 (and partially re-granted in 1998), will not vest until 2002 at the earliest.

The Company's compensation philosophy has been generally successful. Annually, the Committee compares the Company's ROA and ROE performance, and its stock price performance (using one, three and five-year returns to shareholders, including dividends), to its peer group. The Company ranked fifth in combined performance out of peer group companies in 1998 (1997 performance), third in 1997 (1996 performance), and first in 1996 (1995 performance). The Committee intends to incorporate the EPS measure into future performance comparisons.

The Committee intends that compensation will either be performance-based or deferred, as necessary, such that compensation does not exceed the tax deduction limits of the Internal Revenue Code (the "Code"). To date, all compensation paid to executives has been tax deductible.

COMMITTEE MEMBERSHIP. The Committee members are not, and never have been, executive officers of TCF Financial. All Committee members are outside directors. On certain matters, a smaller group of the Committee acts as a Sub-Committee in approving performance-based goals and other matters as required by law.

BY THE COMMITTEE:

Daniel F. May, Chairman
Bruce G. Allbright                          William F. Bieber
Luella G. Goldberg                          Ralph Strangis

                           TCF STOCK PERFORMANCE CHART

The following graph compares the cumulative total stockholder return on TCF Stock over the last five fiscal years with the cumulative total return of the Standard and Poor's 500 Stock Index, the SNL All Bank and Thrift Index and a TCF Financial-selected group of peer institutions over the same period (assuming the investment of $100 in each index on December 31, 1993 and reinvestment of all dividends).

                          FIVE YEAR CUMULATIVE TOTAL RETURN

                                      [GRAPH]



INDEX                                 12/31/93     12/31/94    12/31/95    12/31/96     12/31/97    12/31/98
-------------------------------------------------------------------------------------------------------------
TCF Financial Corporation               100.00       124.90      205.63      275.48       438.08      319.06
S&P 500                                 100.00       101.32      139.39      171.26       228.42      293.69
SNL All Bank & Thrift Index(1)          100.00        97.79      152.24      211.02       323.93      343.85
1998 TCF Peer Group(2)                  100.00       103.46      155.65      209.00       341.70      341.24
1997 TCF Peer Group(3)                  100.00       102.17      155.50      208.75       340.07      335.69


---------------
        (1) Includes every bank and thrift institution in the U.S. traded on a major public exchange, a total of 826 companies as of December 31, 1998.
        (2) Consists of the thirty banks and thrifts, fifteen of them immediately greater than and fifteen of them immediately less than, TCF Financial in total assets at September 30, 1998, as follows: M&T Bank Corporation; First American Corporation; First Tennessee National
Corporation; Compass Bancshares, Inc.; Pacific Century Financial Corporation; Old Kent Financial Corporation; Bank United Corporation; GreenPoint Financial Corporation; Hibernia Corporation; Astoria Financial Corporation; Zions Bancorporation; Commercial Federal Corporation; Commerce Bancshares, Inc.; Associated Banc-Corp; North Fork Bancorporation, Inc.; Peoples Heritage Financial Group, Inc.; Synovus Financial Corp.; People's Bank (MHC); First Virginia Banks, Inc.; Colonial BancGroup, Inc.; First Citizens Bancshares, Inc.; Webster Financial Corporation; Provident Financial Group Inc.; BancWest Corporation; Centura Banks, Inc.; Mercantile Bankshares Corporation; CCB Financial Corporation; FirstMerit Corporation; Keystone Financial, Inc.; and CNB Bancshares, Inc. This group differs from the 1997 TCF Peer Group because of changes in asset size and merger or acquisition activity.
         (3) Consists of the thirty banks and thrifts, fifteen of them immediately greater than and fifteen of them immediately less than, TCF Financial in total assets at September 30, 1997. Six of the companies in the 1997 TCF Peer Group in last year's proxy statement chart are not included in this year's 1997 TCF Peer Group because of merger or acquisition activity in the interim.

                           SUMMARY COMPENSATION TABLE

The following summary compensation table (the "Summary Compensation Table") identifies the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the named executives.


                                                                              LONG-TERM COMPENSATION
                                                   ANNUAL COMPENSATION                AWARDS
--------------------------------------------------------------------------------------------------------
                                                                                            SECURITIES
NAME AND                                                                      RESTRICTED    UNDERLYING   ALL OTHER
PRINCIPAL POSITION                                                               STOCK       OPTIONS/   COMPENSATION
AT DECEMBER 31, 1998                   YEAR    SALARY ($)(a)  BONUS ($)(a)  AWARDS ($)(b)    SARS (#)       ($)(c)
---------------------------------------------------------------------------------------------------------------------
William A. Cooper                      1998       $700,000             $0               $0*     125,000    $119,082
  Director, Chairman of  the Board     1997        700,000      1,400,000        4,309,344*           0      89,369
    and Chief  Executive Officer                                                 1,464,493*
                                       1996        600,000        750,000                0            0      54,882
---------------------------------------------------------------------------------------------------------------------
Thomas A. Cusick                       1998       $360,000             $0               $0*      65,000      44,861
  Director, Vice Chairman and          1997        360,000        720,000        2,218,656*           0      32,126
    Chief Operating Officer                                                        754,007*
                                       1996        360,000        450,000                0            0      15,552
---------------------------------------------------------------------------------------------------------------------
Lynn A. Nagorske                       1998       $304,000             $0               $0*      55,000      34,271
  Director and President               1997        304,000        608,000        1,877,312*           0      22,943
                                                                                   638,015*
                                       1996        264,000        330,000                0            0      10,271
---------------------------------------------------------------------------------------------------------------------
Gregory J. Pulles                      1998       $264,000             $0               $0*      50,000      30,882
  Vice Chairman, General Counsel       1997        264,000        528,000        1,621,344*           0      22,098
    and Secretary                                                                  550,993*                  10,771
                                       1996        264,000        330,000                0            0
---------------------------------------------------------------------------------------------------------------------
Timothy P. Bailey                      1998       $150,000      $292,500                $0*           0      10,730
  President and Chief Executive        1997        150,000       180,000           938,656*           0      10,269
    Officer of  TCF Bank Wisconsin                                                 319,007*
                                       1996        150,000       183,750                 0           0        4,495
---------------------------------------------------------------------------------------------------------------------

    * Amounts shown represent the value of stock awards as follows. There were no new restricted stock awards to the named executives in 1996 or 1998. An award was made effective January 1, 1997 of the following number of shares (doubled to reflect the stock split in November, 1997):


                                     # of Restricted                Value at
              Name                       Shares                 December 31, 1998
              ----                     -----------              -----------------
          William A. Cooper             202,000                     $4,885,875
          Thomas A. Cusick              104,000                     $2,515,500
          Lynn A. Nagorske               88,000                     $2,128,500
          Gregory J. Pulles              76,000                     $1,838,250
          Timothy P. Bailey              44,000                     $1,064,250


One third of the award was earned in 1997 based on an ROE of 21.90% for that year. This one-third of the award will not vest until January 1, 2002, however, subject in general to continuing employment through that date. Its award date value (closing price) is shown in the lower entry of the 1997 Restricted Stock Awards column on the Table above. To avoid an adverse accounting effect on the company, the remaining two-thirds of the award was canceled and re-awarded in January, 1998, subject to revised terms. This two-thirds is shown at its re-award date value (closing price) in the upper entry of the 1997 Restricted Stock Awards column on the Table above. The re-awarded shares are not scheduled to vest until January 1, 2002, at the earliest.

--------------------
(a) Salary shown is for the year in which it was earned. Bonuses are shown for the year in which they were earned. No bonuses were paid to the named executives for 1998 except, as shown, for Mr. Bailey. (See "Annual Cash
Bonus - 1998" in the "Report of TCF Personnel/Affirmative Action
Committee"). The bonuses reported for 1997 and 1996 were paid entirely in cash and based on the achievement of ROA goals.
(b) All restricted (unvested) stock holdings of the named executives at December 31, 1998 are shown in the chart just below the Table. Dividends are paid, at the regular rate for TCF Stock, on all shares of restricted stock outstanding.
(c) Represents defined contribution plan (401(k) supplemental) employer contributions, forfeitures and dividend allocations during 1998 as follows:
Mr. Cooper, $105,042; Mr. Cusick, $44,861; Mr. Nagorske, $34,271; Mr.
Pulles, $30,882; and Mr. Bailey, $10,730; and insurance premiums paid for Mr. Cooper in 1998 of $14,040.

                           OPTION GRANTS AND EXERCISES

The following tables summarize option awards to the named executives and exercises by them in 1998 as well as the value of options held at the end of the year.

                              OPTION GRANTS IN 1998


                                                                                           POTENTIALLY REALIZABLE VALUE
                                                                                             AT ASSUMED ANNUAL RATES
                                                                                           OF STOCK PRICE APPRECIATION
                                      INDIVIDUAL GRANTS                                           FOR OPTION TERM
    -----------------------------------------------------------------------------------    --------------------------
                                              PERCENT OF
                               NUMBER OF        TOTAL
                               SECURITIES      OPTIONS
                               UNDERLYING     GRANTED TO    EXERCISE OR
                                OPTIONS       EMPLOYEES      BASE PRICE     EXPIRATION
             NAME             GRANTED (#)   IN FISCAL YEAR     ($/SH)          DATE          5%($)        10% ($)
             ----             -----------   ---------------   --------       --------       --------     ----------
   William A. Cooper            125,000         22.7%         $23.6875       12/14/08      $1,862,118     $4,718,972
   Thomas A. Cusick              65,000         11.8%         $23.6875       12/14/08        $968,301     $2,453,865
   Lynn A. Nagorske              55,000         10.0%         $23.6875       12/14/08        $819,332     $2,076,348
   Gregory J. Pulles             50,000          9.1%         $23.6875       12/14/08        $744,847     $1,887,589
   Timothy P. Bailey                  0            0%            N/A            N/A             N/A           N/A

      Total options granted in 1998 were 551,500.
                                                                                               Per            Per
                                                                                               Share         Share
                                                                                              Gain is       Gain is
                                                                                              $14.90         $37.75



                OPTION EXERCISES IN 1998 AND VALUE OF OUTSTANDING
                          OPTIONS AT DECEMBER 31, 1998


                                                                  NUMBER OF SECURITIES
                                     SHARES                      UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                    ACQUIRED                           OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                       ON          VALUE           DECEMBER 31, 1998           DECEMBER 31, 1998
               NAME                 EXERCISE      REALIZED         (VESTED/UNVESTED)           (VESTED/UNVESTED)
               ----                 --------      --------         -----------------           -----------------
  William A. Cooper                    0             $0                0/125,000                  $0/$35,156
  Thomas A. Cusick                     0             $0                 0/ 65,000                 $0/$18,281
  Lynn A. Nagorske                   12,000       $234,195            5,600/55,000             $116,641/$15,469
  Gregory J. Pulles                   6,880       $201,997               0/50,000                 $0/$14,063
  Timothy P. Bailey                   6,000       $128,793               18,000/0                 $292,208/$0


     Value of unexercised options at December 31, 1998 is based on the average of high and low sales prices on that date of $23.96875.

                     REPRICING OF OUTSTANDING STOCK OPTIONS

TCF Financial has not at any time engaged in the repricing of stock options.

                             BENEFITS FOR EXECUTIVES

The named executives participate in the same 401-k, pension, medical and other benefits that are provided to TCF employees generally. In addition, TCF provides the executives with a supplementary "SERP" plan which provides 401-k and pension benefits with respect to the executives' compensation in excess of the compensation and other limits for qualified plans. Executives are also eligible for a deferred compensation program which allows them to defer receipt and taxation of salary, bonus and stock grants until after they leave TCF. TCF does not make any employer matching or other employer contributions to the deferred compensation plans. TCF also provides severance or "parachute" protection for executives in the event of a change of control and provides various perquisites. The value of the perquisites is included in the Summary Compensation Table on page 17 (or, in some instances, was not large enough to meet the SEC threshold for disclosure on that Table.) Following is a more detailed description of TCF's benefits plans that are provided to executive officers, including the named executives.

                                   401-k PLAN

- Under the TCF Employees Stock Purchase Plan, eligible employees are allowed to make contributions by salary reduction of up to 12% of their salary and incentive compensation on a tax-deferred basis pursuant to Section 401(k) of the Code. TCF matches the contributions of all employees at the rate of 50 cents per dollar, with a maximum employer matching contribution of 3% of covered pay. Employee contributions vest immediately, while the Company's matching contributions are subject to a graduated vesting schedule based on an employee's years of service.

- Employee contributions and matching contributions are invested in TCF Stock. Dividends are paid by the plan directly to the participants.

- The benefit upon termination of employment is the vested shares in the account, distributed as shares or cash as elected by the participant.

         401(k) PLAN SERP
- The named executives participate in a Supplemental Employee Retirement Plan ("SERP") related to the TCF Employees Stock Purchase Plan.

- The SERP provides the same benefits as the TCF Employees Stock Purchase Plan, except on compensation which exceeds the limits for that Plan under the Code.

         TOTAL 401(k) -RELATED BENEFITS
- The total account balances under the TCF Employees Stock Purchase Plan and its related SERP for the named executives as of December 31, 1998, were as follows: Mr. Cooper, $2,869,383; Mr. Cusick, $1,375,890; Mr. Nagorske, $914,476; Mr. Pulles, $771,993; and Mr. Bailey, $247,262.

                                PENSION BENEFITS

         CASH BALANCE PLAN
- Under the TCF Cash Balance Plan, monthly payments are credited to retirement accounts of eligible employees in amounts ranging from 2.5% to 7.5% of their covered pay, depending on age and length of service with TCF.
- Retirement accounts are credited quarterly with interest payments which are tied to 30-year U.S. Government Bonds.
- The benefit amount upon termination of employment is the vested balance of the account, paid in a lump sum or in other permitted forms of payment.

         PRE-1990 PENSION PLAN
- Prior to September 1, 1990, TCF's pension plan was based on various formulas.
- Benefits earned under this prior pension plan were frozen as of September 1, 1990.

- For employees who were with TCF before September 1, 1990, any benefit accrued under this prior pension plan is provided by a group annuity contract with an independent insurance company.

         PENSION SERP
- The named executives participate in a SERP related to the Cash Balance Pension Plan and the Prior Pension Plan.
- The SERP provides benefits based on the Cash Balance Pension Plan and the Prior Pension Plan but with respect to compensation which exceeds the limits for those plans under the Code.

         TOTAL PENSION-RELATED BENEFITS
- The total annual single life form of annuity benefit under these three pension plans for the named executives accrued through December 31, 1998 and payable at normal retirement age (age 65) is as follows: Mr. Cooper, $132,414; Mr. Cusick, $69,326; Mr. Nagorske, $74,726; Mr. Pulles, $52,751;
     and Mr. Bailey, $30,391. If the executives continued with TCF until age 65 at their current compensation levels, their total projected annual annuity benefit under these plans would be: Mr. Cooper, $199,961; Mr. Cusick, $111,124; Mr. Nagorske, $179,375; Mr. Pulles, $99,298; and Mr. Bailey,
     $77,379.

                           DEFERRED COMPENSATION PLANS
- TCF Financial has two plans that allow eligible executives to defer payment of up to 100% of their base salary and bonus as well as grants of restricted stock.
- The plans are known as the TCF Financial Executive Deferred Compensation Plan and the Senior Officer Deferred Compensation Plan.
- There are no company contributions. In 1998, however, TCF Financial made loans to the accounts in the Executive Deferred Plan which were used to purchase TCF Stock. (See page 14.)
- Amounts deferred are credited to deferred compensation accounts along with the earnings and losses of the selected investments.
- Available investments include TCF Stock and other publicly traded stocks and bonds. At February 28, 1999, accounts in both plans combined held 3,018,736 shares of TCF Stock valued at $72,638,334.
- Distributions from the plans are paid out after termination of employment over no more than 15 years and, in some cases, in lump sum form.
- TCF Financial has established trust funds to accumulate assets for payment of liabilities.
-    Account balances for the named executives are found on page 14.

                  PAYMENTS IN THE EVENT OF A CHANGE IN CONTROL
- Mr. Cooper and the other named executives are entitled to severance payments and/or vesting of stock grants and options if their employment is terminated due to a change in control.
- All unvested stock grants and options of all named executives become vested on a change in control, regardless of whether their employment is terminated or not.
- In addition, Mr. Cooper is entitled to the following severance payments if he is terminated without cause, or if he terminates employment for any reason, within 24 months after a change in control:

     - A cash payment equal to three times his base salary and three times the average of his last three years bonus payments and continuation of life insurance coverage for three years.
     - The cash value of any stock options and stock grants (if any) which do not vest upon a change in control.
     - If Mr. Cooper becomes subject to an excise tax because of receiving severance pay, he is entitled to receive reimbursement for this tax and additional sums to make up for any resulting additional tax amounts so that there is no net cost to Mr. Cooper from the excise tax.
- Three other named executives have severance contracts under which they are entitled to the following severance payments if they are terminated or if they terminate employment for "good reason" within 18 months after a change in control:

     - A cash payment equal to two times their annual salary and bonus plus the value of any stock options and restricted stock (if any) which do not vest on a change in control.
     - Medical, group life and group long-term disability insurance for two years at the same cost as if they remained employed.
     - Payments are not limited to 299% of annual compensation. Unlike Mr. Cooper's contract, however, there is no reimbursement of any excise tax due if the 299% limit in the Code is exceeded.
- If the named executives terminated employment effective March 1, 1999 due to a change in control, the following pre-tax amounts would be paid (including the value of vesting of restricted stock): Mr. Cooper, $11,451,743; Mr. Cusick, $3,258,645; Mr. Nagorske, $2,696,045; Mr. Pulles,
     $2,388,203; and Mr. Bailey, $733,493. In the case of Mr. Cooper, this figure also includes the value of his excise tax cost reimbursement. The actual amounts received by the named executives would be substantially less than shown after the payment of income taxes and excise taxes (as applicable).

WHAT ARE THE PROVISIONS OF THE CHIEF EXECUTIVE OFFICER'S EMPLOYMENT AGREEMENT?
- TCF Financial and William A. Cooper signed an employment agreement effective July 1, 1996.
- The agreement is for an original term through December 31, 1999 with an annual renewal of the three-year term on each January 1st.
-    Mr. Cooper's minimum base pay is $700,000.
- If Mr. Cooper is terminated "without cause" or leaves for "good reason" he is entitled to receive his salary and bonus for three years in addition to receiving a lump sum payment for the value of any stock options or stock grants forfeited and continuation of disability and life insurance and medical/dental for three years.
- If Mr. Cooper is terminated with "cause" or voluntarily leaves without "good reason," he cannot compete against TCF Financial for one year. This does not apply if a change in control occurs.
- In lieu of the termination compensation provided for under his contract, Mr. Cooper is entitled to severance pay if a change in control occurs (see previous section).

WHAT IS THE BOARD'S RECOMMENDATION ON VOTING FOR DIRECTORS? The TCF Board of Directors unanimously recommends that TCF Stockholders vote "For" all the Nominees listed on page 3.





                         [Space intentionally left blank.]

          ITEM 2: PROPOSAL TO APPROVE AN AMENDMENT TO PERFORMANCE-BASED COMPENSATION POLICY AND RE-APPROVE POLICY, AS AMENDED

The TCF Performance-Based Compensation Policy for Covered Executive Officers (the "Policy") was first approved by shareholders in 1996, effective January 1st of that year. It is being re-submitted for approval at this Meeting for two reasons. First, the Personnel Committee decided to use EPS as a goal starting with the 1999 annual incentive program for TCF Financial executives. However, the Policy's current EPS definition does not include DILUTED EPS, which is the measure the Committee considers most appropriate to use. Thus, an amendment is proposed to allow the use of diluted EPS. Second, the tax regulations that apply to the Policy require shareholder re-approval at least every five years. Since an amendment is being proposed to the Policy at this time, re-approval of the entire Policy is also being requested at this Meeting even though the Policy is only in its fourth year.

TCF Financial currently intends that compensation paid to executives will be tax deductible by TCF Financial for federal income tax purposes. Code section 162(m) identifies the requirements for compensation to qualify as "performance-based," so that it will not be counted toward the cap on deductibility established by Code section 162(m). If the stockholders do not approve the Policy, TCF Financial expects to continue providing incentive compensation opportunities, but it may require mandatory deferral or take other measures to insure continuing deductibility.

       SUMMARY OF THE PERFORMANCE-BASED POLICY (AS PROPOSED TO BE AMENDED)

The following summary of the Policy is qualified in its entirety by reference to the full text of the Policy, a copy of which may be obtained by the stockholders of TCF Financial upon request directed to TCF Financial's Corporate Secretary at 801 Marquette Avenue, Mail Code 100-01-A, Minneapolis, Minnesota 55402-2807. The following summary reflects the proposed amendment in the highlighted (underlined) portion of the EPS definition on the next page.

The Policy applies to the Chief Executive Officer of TCF Financial, Mr. Cooper. In addition, the Policy allows the Committee to identify each year as many as four other executive officers who will also be subject to the Policy for that year. The other four executives consist of the other "named executives" determined for purposes of the proxy statement disclosure for the year in question. Mr. Cooper and any other such individuals identified by the Committee are hereinafter referred to as "Covered Executive Officers." Each year, on or before the latest date permitted under Section 162(m) of the Code, the regulations, or in ruling or advisory opinions published by the Internal Revenue Service (the "IRS"), the Committee may establish performance-based goals for the Covered Executive Officers for that year. Awards may be made in the form of cash, stock, restricted stock, or any combination thereof. (Stock options are not subject to this Policy and are not included in the limits in this Policy. They qualify as "performance-based" if they are awarded under the TCF Financial 1995 Incentive Stock Program and their exercise price equals or exceeds TCF Stock's fair market value on the date of the award.) Performance goals can be based on any one or more of the following business criteria as the Committee may select:

     (i) NET INCOME - TCF Financial's or Business Unit's (subsidiary or division of TCF Financial) after-tax net income for the applicable calendar year as reported in TCF Financial's or Business Unit's consolidated financial statements, adjusted to eliminate the effect of the following: (1) restatements of financial results as a result of an acquisition (for the part of the calendar year preceding the acquisition) accounted for as a pooling of interests; (2) the effect of an acquisition completed in the calendar year on operations for the remainder of that calendar year, regardless of the accounting method used for the acquisition; (3) losses resulting from discontinued operations; (4) extraordinary gains or losses; (5) the cumulative effect of changes in generally accepted accounting principles ("GAAP"); and (6) any other unusual, non-recurring gain or loss which is separately identified and quantified in TCF Financial's or a Business Unit's financial statements in accordance with GAAP.

     (ii) ROE - Net Income of TCF Financial, less dividends on preferred stock held by an unaffiliated third party, on an annualized basis, divided by TCF Financial's Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from Statement of Financial Accounting Standards ("SFAS") 115) for the applicable calendar year.

    (iii) ROA - Net Income of TCF Financial on an annualized basis, divided by TCF Financial's average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the applicable calendar year.

     (iv) BUSINESS UNIT ROA - Net Income of a Business Unit or subsidiary managed by a Covered Executive officer on an annualized basis, divided by the Business Unit's or subsidiary's average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the applicable calendar year.

      (v) BUSINESS UNIT ROE - Net Income of a Business Unit or subsidiary managed by a Covered Executive Officer, less dividends on preferred stock held by an unaffiliated third party, on an annualized basis, divided by the business unit's or subsidiary's Average Total Common Equity including preferred stock held by an affiliated entity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115) for the applicable calendar year.

     (vi) ROTE - Net Income of TCF Financial plus amortization of goodwill, both on an annualized basis, tax effected at TCF Financial's statutory state and federal corporate tax rate, less dividends on preferred stock held by an unaffiliated third party on an annualized basis, divided by beginning of the year tangible common equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115) for the applicable calendar year.

    (vii) BUSINESS UNIT ROTE - Net Income of a Business Unit or subsidiary managed by a Covered Executive Officer, plus amortization of goodwill of the business unit or subsidiary, both on an annualized rate, tax effected at TCF Financial's statutory state and federal corporate tax rate, less dividends on preferred stock held by an unaffiliated third party on an annualized basis, divided by the business unit's or subsidiary's beginning of the year tangible common equity including preferred stock held by an affiliated entity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115) for the applicable calendar year.

   (viii) EARNINGS PER SHARE - Net Income of TCF Financial divided by weighted average common and common equivalent shares outstanding, as determined for purposes of calculating the Corporation's basic OR DILUTED earnings per share under GAAP, WHICHEVER THE COMMITTEE DESIGNATES AT THE TIME IT ESTABLISHES THE GOAL, for the applicable calendar year, adjusted to eliminate the effect of shares issued in mergers or acquisitions where those mergers or acquisitions also resulted in adjustments to Net Income.

     (ix) AVERAGE TOTAL COMMON EQUITY - Average total common equity of TCF Financial or a Business Unit or subsidiary, for the applicable calendar year, adjusted to eliminate the effect of mergers or acquisitions completed during the calendar year where those mergers or acquisitions resulted in adjustments to Net Income.

The maximum award that may be made under the Policy for a calendar year to the Chief Executive Officer is 2% of Net Income. The maximum award that may be made under the Policy for a calendar year for other Covered Executive Officers is 1% of Net Income per person. Calculations made pursuant to the Policy are made in accordance with procedures reasonably designed to implement its terms. The Committee has the right to exercise discretion in the manner that would decrease (but not increase) the amount of an award otherwise payable under the Policy. The Committee may at any time terminate or suspend this Policy, or amend or modify this Policy to include any provision that, in the opinion of counsel, would be required by Section 162(m) of the Code, the Regulations, or rulings or advisory opinions published by the IRS, except that any amendment for which stockholder approval is required under Code Section 162(m) will be subject to receipt of such approval. The Committee may disregard the Policy if it determines it is in the Company's best interests to do so. In such event, if compensation no longer qualifying as "performance-based" under Code Section 162(m) might otherwise exceed the deductibility limit of Code Section 162(m) the Committee expects to have the option of requiring mandatory deferral of amounts that would exceed the limit.

An incentive compensation award paid in stock or restricted stock pursuant to the Policy may also be governed by the provisions of the TCF Financial 1995 Incentive Stock Program. Voluntary deferral of an incentive compensation award paid in cash, stock or restricted stock under this Policy may be made pursuant to the provisions of TCF Financial's Executive or Senior Officer Deferred Compensation Plan.

It is not possible to determine how much compensation will be paid to covered executives under this Policy in the future. The Policy was already in effect for 1998 and the benefits paid pursuant to it for 1998 consisted of the 1998 Bonus disclosed in the Summary Compensation Table on page 17 of this proxy statement. As previously reviewed in the Report of Personnel/Affirmative Action Committee, the bonus paid to named executives for 1998 was $0, except for Mr. Bailey. The annual cash incentive program for 1999 which has been established pursuant to this Policy, subject to shareholder approval of the amended definition on EPS, is described in the Report of the Personnel/Affirmative Action Committee under the heading "Annual Cash Bonus - 1999" on page 13 of this proxy statement.

As required by Code Section 162(m), the Committee has no authority under the Policy to exercise discretion in a manner that would increase the annual incentive payable under the Policy for 1999 (or in any other year).

WHAT IS THE BOARD'S RECOMMENDATION FOR VOTING ON THIS PROPOSAL? The TCF Board of Directors unanimously recommends that TCF stockholders vote "For" the amendment of the Policy and its re-approval, as amended.

                             ADDITIONAL INFORMATION

WHO AUDITS TCF'S FINANCIAL RECORDS? KPMG Peat Marwick LLP served as TCF Financial's independent public accountants for the fiscal year ended December 31, 1998 and have been engaged to continue as TCF Financial's independent public accountants for the fiscal year ending December 31, 1999. Stockholders are not being asked to vote on the selection of independent public accountants. It is expected that representatives of KPMG will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

HOW CAN STOCKHOLDERS SUBMIT PROPOSALS AND NOMINATE DIRECTORS FOR NEXT YEAR'S MEETING? If you are a stockholder and you wish to have a proposal included in TCF Financial's proxy statement for its Annual Meeting in 2000 you must submit your request in writing to the Secretary of TCF Financial no later than December 2, 1999. We suggest that you send any such proposals by certified mail. The Board has the right to review stockholder proposals to determine if they meet the requirements for being included in the proxy statement as established by the Securities and Exchange Commission.

Proposals not included in proxy mailings may be submitted to the Annual Meeting if they meet the requirements of the Bylaws of TCF Financial. Stockholders must deliver a notice of the proposal to the Secretary of TCF Financial by the deadline. The deadline is at least 60 days but not more than 90 days before the Annual Meeting, but if TCF Financial gives less than 70 days notice of the Annual Meeting, the deadline is the earlier of the date the notice of the Annual Meeting was mailed or public disclosure of the Annual Meeting was made. Stockholders can nominate directors at an Annual Meeting if the nomination is submitted to the Secretary of TCF Financial by the same deadline as applies to other Stockholder Proposals (generally, no later than 60 days before the scheduled Meeting date) and if the nomination satisfies the informational and other requirements in the Bylaws of TCF Financial as determined by the Board. TCF Financial reserves the right to vote all proxies against any proposals or nominations received after the deadline for submission of proposals and nominations.

HOW CAN STOCKHOLDERS GET COPIES OF TCF'S ANNUAL REPORT? TCF Financial is furnishing with this proxy statement a copy of its 1998 Annual Report including financial statements. STOCKHOLDERS MAY RECEIVE A FREE COPY OF TCF FINANCIAL'S 1998 ANNUAL REPORT ON FORM 10-K. If you wish to receive a copy please send a written request to the Corporate Secretary of TCF Financial at the corporate address on page one of this proxy statement. If you want copies of exhibits to the 1998 Annual Report on Form 10-K a reasonable charge may be made for the expense.

                                                       BELOW IS YOUR PROXY CARD
                                                         YOUR VOTE IS IMPORTANT

Dear Stockholder:

You are invited to attend TCF Financial Corporation's Annual Meeting of Stockholders which will be held at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota, on May 11, 1999, at 10:30 a.m. local time.

At the Annual Meeting you will be asked to

     1.   Elect four directors to the Board.

     2. Approve an amendment to the TCF Performance-Based Compensation Policy and Re-approve the Policy, as amended.

Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the Annual Meeting. This year, for the first time, you can also vote your shares by telephone or by Internet. (Follow the instructions on the reverse side of this card.) (Telephone or Internet voting costs TCF less than proxy card voting by mail, so I encourage you to consider it!) If you prefer to vote by regular mail, please sign and date the proxy card below (reverse side) and return it in the enclosed envelope as soon as possible. If you receive more than one proxy card, please vote each card. You can vote in person at the Annual Meeting even if you do so now.

Sincerely,



William A. Cooper
Chairman and Chief Executive Officer


                                  DETACH HERE
-------------------------------------------------------------------------------
                                     PROXY
                                  (REVOCABLE)
                           TCF FINANCIAL CORPORATION

                                  MAY 11, 1999

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I* hereby appoint William A. Cooper and Gregory J. Pulles, or either of them, as proxies to vote my* shares of TCF stock at the annual stockholders meeting to be held on May 11, 1999 (or any adjournment of that meeting) (the "Annual Meeting" or "Meeting") as instructed below. I hereby revoke any proxy I previously gave for this Meeting. If one or both proxies becomes unable to serve at the Meeting, I authorize the Board of Directors to name a substitute. This proxy applies to all shares of TCF stock of record in my name at the close of business on March 17, 1999 (the "Record Date"). My instructions are to vote as follows: (1) As to the proposals on the reverse side of this card, the proxies are to follow the instructions I have marked. If I have not marked any instructions, they are to vote in favor of both proposals. (2) As to the following items (if any of them arise), the proxies will vote in their own discretion: any other business which the Board of Directors did not know, 60 days before the mailing of this solicitation, would be presented at the Meeting; approval of minutes of the prior annual stockholders meeting; election of any person as a director in place of a nominee who is unable to serve or who for good cause will not serve; and matters incident to the conduct of the Annual Meeting. I can revoke this proxy after voting it (see proxy statement).

* For joint owners, we/our is substituted for I/my throughout.

--------------------                                          -----------------
    SEE REVERSE                                                  SEE REVERSE
        SIDE       (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)      SIDE
--------------------                                          -----------------

TCF FINANCIAL
CORPORATION
C/O EQUISERVE
P.O. BOX 8040
BOSTON, MA  02266-8040


--------------------------------                                ------------------------
VOTE BY TELEPHONE                                                VOTE BY INTERNET
--------------------------------                                ------------------------

It's fast, convenient, and immediate!                           It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                            confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)


FOLLOW THESE FOUR EASY STEPS:                                   FOLLOW THESE FOUR EASY STEPS:

 1.   READ THE ACCOMPANYING PROXY STATEMENT                      1.   READ THE ACCOMPANYING PROXY STATEMENT
      AND PROXY CARD.                                                 AND PROXY CARD.

 2.   CALL THE TOLL-FREE NUMBER                                  2.   GO TO THE WEBSITE
      1-877-PRX-VOTE (1-877-779-8683).  FOR                           http://www.eproxyvote.com/tcb
      SHAREHOLDERS RESIDING OUTSIDE THE UNITED
      STATES CALL COLLECT ON A TOUCH-TONE PHONE                  3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
      1-201-536-8073.                                                 LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

 3.   ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED                 4.   FOLLOW THE INSTRUCTIONS PROVIDED.
      ON YOUR PROXY CARD ABOVE YOUR NAME.

 4.   FOLLOW THE RECORDED INSTRUCTIONS.
YOUR VOTE IS IMPORTANT!                                         YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                    Go to http://www.eproxyvote.com/tcb anytime!

                       DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                                 DETACH HERE
-----------------------------------------------------------------------------------------------------------------------

/X/  Please mark votes as
     in this example.

                                                 PROXY CARD
                                       (CONTINUED FROM REVERSE SIDE)
UNLESS YOU INDICATE OTHERWISE, ALL SIGNED PROXY CARDS RECEIVED (OR VOTED BY TELEPHONE OR BY INTERNET) WILL BE VOTED
"FOR" BOTH PROPOSALS REFERRED TO HEREIN.  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" BOTH PROPOSALS.

                                                                                               FOR   AGAINST   ABSTAIN
1.   Election of Directors                                      2.   Approve the amendment     / /     / /       / /
     NOMINEES:           (01) Rudy Boschwitz                         to the TCF
                         (02) William A. Cooper                      Performance-Based
                         (03) Thomas A. Cusick                       Compensation Policy and
                         (04) Thomas J. McGough                      Re-approve the Policy,
                                                                     as amended.

                       FOR             WITHHELD                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /
                       ALL / /     / / FROM ALL
                  NOMINEES             NOMINEES
                                                                NOTE:  Please sign as name appears  hereon.  In case of
                                                                joint owners,  each owner should sign.  When signing in
/ /  _____________________________________________________      a fiduciary  or  representative  capacity,  please give
          For all nominees except as noted above                full title as such.  Proxies  executed by a corporation
                                                                should be signed in full corporate name by a duly
                                                                authorized officer. For partnerships, please sign in
                                                                partnership name by authorized person.




Signature:_____________________________Date:__________ Signature:_______________________________Date:__________

                                                       BELOW IS YOUR PROXY CARD
                                                         YOUR VOTE IS IMPORTANT

Dear Stockholder:

You are invited to attend TCF Financial Corporation's Annual Meeting of Stockholders which will be held at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota, on May 11, 1999, at 10:30 a.m. local time.

At the Annual Meeting you will be asked to

     1.   Elect four directors to the Board.

     2. Approve an amendment to the TCF Performance-Based Compensation Policy and Re-approve the Policy, as amended.

Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the Annual Meeting. This year, for the first time, you can also vote your shares by telephone or by Internet. (Follow the instructions on the reverse side of this card.) (Telephone or Internet voting costs TCF less than proxy card voting by mail, so I encourage you to consider it!) If you prefer to vote by regular mail, please sign and date the proxy card below (reverse side) and return it in the enclosed envelope as soon as possible. If you receive more than one proxy card, please vote each card. You can vote in person at the Annual Meeting even if you do so now.

Sincerely,



William A. Cooper
Chairman and Chief Executive Officer


                                   DETACH HERE
-------------------------------------------------------------------------------

                                      PROXY
                                   (REVOCABLE)
                            TCF FINANCIAL CORPORATION

                                  MAY 11, 1999

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

To: U.S. Bank National Association as Trustee (the "Trustee") under the Trust Agreement for the TCF Employees Stock Purchase Plan (the "Plan").

I hereby instruct the Trustee to vote my shares of TCF stock in the Plan at the annual meeting to be held on May 11, 1999 (or any adjournment of that Meeting) (the "Annual Meeting" or "Meeting"). I hereby revoke any instructions I previously gave for this Meeting. I authorize the Trustee to implement this vote by signing a proxy card in the form solicited by the Board of Directors. This instruction applies to all shares of record in my Plan account at the close of business on March 17, 1999 (the "Record Date"). My instructions are to vote as follows: (1) As to the proposals on the reverse side of this card, the Trustee shall follow the instructions I have marked. If I have not marked any instructions, the Trustee shall vote in favor of both proposals. (2) As to the following items (if any of them arise), the Trustee is instructed to authorize the proxies selected by TCF Financial's Board of Directors to vote in their own discretion: any other business which the Board of Directors did not know, 60 days before the mailing of this solicitation, would be presented at the Meeting; approval of minutes of the prior annual stockholders meeting; election of any person as a director in place of a nominee who is unable to serve or who for good cause will not serve; and matters incident to the conduct of the Annual Meeting. In order for these instructions to be effective, they must be received by the Trustee no later than May 7, 1999. The TCF Advisory Committee, consisting of the independent members of the Personnel/Affirmative Action Committee of the Board, will provide instructions for any shares in the Plan for which instructions are not received by the deadline.

PLEASE MARK, SIGN AND DATE ON REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. OR FOLLOW INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET. BY LAW, YOUR VOTE IS CONFIDENTIAL.

--------------------                                         -----------------
    SEE REVERSE                                                 SEE REVERSE
        SIDE       (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)     SIDE
--------------------                                         -----------------

TCF FINANCIAL
CORPORATION
C/O EQUISERVE
P.O. BOX 8040
BOSTON, MA  02266-8040


--------------------------------                                ------------------------
VOTE BY TELEPHONE                                                VOTE BY INTERNET
--------------------------------                                ------------------------

It's fast, convenient, and immediate!                           It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                            confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)


FOLLOW THESE FOUR EASY STEPS:                                   FOLLOW THESE FOUR EASY STEPS:

 1.   READ THE ACCOMPANYING PROXY STATEMENT                      1.   READ THE ACCOMPANYING PROXY STATEMENT
      AND PROXY CARD.                                                 AND PROXY CARD.

 2    CALL THE TOLL-FREE NUMBER                                  2.   GO TO THE WEBSITE
      1-877-PRX-VOTE (1-877-779-8683).  FOR                           http://www.eproxyvote.com/tcb
      SHAREHOLDERS RESIDING OUTSIDE THE UNITED
      STATES CALL COLLECT ON A TOUCH-TONE PHONE                  3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
      1-201-536-8073.                                                 LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

 3.   ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED                 4.   FOLLOW THE INSTRUCTIONS PROVIDED.
      ON YOUR PROXY CARD ABOVE YOUR NAME.

 4.   FOLLOW THE RECORDED INSTRUCTIONS.
      YOUR VOTE IS IMPORTANT!                                   YOUR VOTE IS IMPORTANT!
      Call 1-877-PRX-VOTE anytime!                              Go to http://www.eproxyvote.com/tcb ANYTIME!

                     DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                                DETACH HERE
-----------------------------------------------------------------------------------------------------------------------

/X/  Please mark votes as
     in this example.

                              PROXY CARD FOR TCF EMPLOYEES STOCK PURCHASE PLAN
                                      (CONTINUED FROM REVERSE SIDE)
UNLESS YOU INDICATE OTHERWISE, ALL SIGNED PROXY CARDS RECEIVED (OR VOTED BY TELEPHONE OR BY INTERNET) WILL BE VOTED
"FOR" BOTH PROPOSALS REFERRED TO HEREIN.  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" BOTH PROPOSALS.

                                                                                               FOR   AGAINST   ABSTAIN
1.   Election of Directors                                      2.   Approve the amendment     / /     / /       / /
     NOMINEES:           (01) Rudy Boschwitz                         to the TCF
                         (02) William A. Cooper                      Performance-Based
                         (03) Thomas A. Cusick                       Compensation Policy and
                         (04) Thomas J. McGough                      Re-approve the Policy, as
                                                                     amended.

                     FOR             WITHHELD                   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /
                     ALL / /     / / FROM ALL
                NOMINEES             NOMINEES
                                                                NOTE: The shares represented by this voting instruction
                                                                card will be voted on a confidential basis as directed
/ / ____________________________________________                by the participant.  If no signed proxy card is received
          For all nominees except as noted above                by May 7, 1999 (or voted by telephone or by Internet by
                                                                that date),  however, the shares under the TCF Employees
                                                                Stock Purchase Plan will be voted as directed by the
                                                                Advisory Committee of the Plan. Once voted, this proxy
                                                                may be revoked in writing or by telephone or Internet, or by a new proxy card, telephone or Internet vote received by the
                                                                Trustee on or before May 7, 1999. NOTE: Please sign as
                                                                name appears hereon.


                                                        Signature:_____________________________________Date____________

                                                       BELOW IS YOUR PROXY CARD
                                                         YOUR VOTE IS IMPORTANT

Dear Stockholder:

You are invited to attend TCF Financial Corporation's Annual Meeting of Stockholders which will be held at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota, on May 11, 1999, at 10:30 a.m. local time.

At the Annual Meeting you will be asked to

     1.   Elect four directors to the Board.

     2. Approve an amendment to the TCF Performance-Based Compensation Policy and Re-approve the Policy, as amended.

Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the Annual Meeting. This year, for the first time, you can also vote your shares by telephone or by Internet. (Follow the instructions on the reverse side of this card.) (Telephone or Internet voting costs TCF less than proxy card voting by mail, so I encourage you to consider it!) If you prefer to vote by regular mail, please sign and date the proxy card below (reverse side) and return it in the enclosed envelope as soon as possible. If you receive more than one proxy card, please vote each card. You can vote in person at the Annual Meeting even if you do so now.

Sincerely,



William A. Cooper
Chairman and Chief Executive Officer


                                   DETACH HERE
-------------------------------------------------------------------------------

                                      PROXY
                                   (REVOCABLE)
                                       TCF
                                  MAY 11, 1999

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

To: Harris Bank - Palatine, N.A. as Trustee (the "Trustee") under the Trust Agreement for the 401(k) Plan of the Employees of Standard Federal Bank for savings (the "401-k Plan").

I hereby instruct the Trustee to vote my shares of TCF Stock in the Plan at the annual stockholders meeting to be held on May 11, 1999 (or any adjournment of that meeting) (the "Annual Meeting" or "Meeting"). I hereby revoke any instructions I previously gave for this Meeting. I authorize the Trustee to implement this vote by signing a proxy card in the form solicited by the Board of Directors. This instruction applies to all shares of record in my Plan account at the close of business on March 17, 1999 (the "Record Date"). My instructions are to vote as follows: (1) As to the proposals on the reverse side of this card, the Trustee shall follow the instructions I have marked. If I have not marked any instructions, the Trustee shall vote in favor of both proposals. (2) As to the following items (if any of them arise), the Trustee is instructed to authorize the proxies selected by TCF Financial's Board of Directors to vote in their own discretion: any other business which the Board of Directors did not know, 60 days before the mailing of this solicitation, would be presented at the Meeting; approval of minutes of the prior annual stockholders meeting; election of any person as a director in place of a nominee who is unable to serve or who for good cause will not serve; and matters incident to the conduct of the Annual Meeting. In order for these instructions to be effective, they must be received by the Trustee no later than May 7, 1999.

PLEASE MARK, SIGN AND DATE ON REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE, OR FOLLOW INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET. BY LAW, YOUR VOTE IS CONFIDENTIAL.

--------------------                                          -----------------
    SEE REVERSE                                                  SEE REVERSE
        SIDE       (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)      SIDE
--------------------                                          -----------------

TCF FINANCIAL
CORPORATION
C/O EQUISERVE
P.O. BOX 8040
BOSTON, MA  02266-8040


--------------------------------                                ------------------------
VOTE BY TELEPHONE                                                VOTE BY INTERNET
--------------------------------                                ------------------------

It's fast, convenient, and immediate!                           It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                            confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)


FOLLOW THESE FOUR EASY STEPS:                                   FOLLOW THESE FOUR EASY STEPS:

 1.   READ THE ACCOMPANYING PROXY STATEMENT                      1.   READ THE ACCOMPANYING PROXY STATEMENT
      AND PROXY CARD.                                                 AND PROXY CARD.

 2.   CALL THE TOLL-FREE NUMBER                                  2.   GO TO THE WEBSITE
      1-877-PRX-VOTE (1-877-779-8683).  FOR                           http://www.eproxyvote.com/tcb
      SHAREHOLDERS RESIDING OUTSIDE THE UNITED
      STATES CALL COLLECT ON A TOUCH-TONE PHONE                  3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
      1-201-536-8073.                                                 LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

 3.   ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED                 4.   FOLLOW THE INSTRUCTIONS PROVIDED.
      ON YOUR PROXY CARD ABOVE YOUR NAME.

 4.   FOLLOW THE RECORDED INSTRUCTIONS.
      YOUR VOTE IS IMPORTANT!                                   YOUR VOTE IS IMPORTANT!
      Call 1-877-PRX-VOTE anytime!                              Go to http://www.eproxyvote.com/tcb anytime!

                     DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                                DETACH HERE
-----------------------------------------------------------------------------------------------------------------------

/X/  Please mark votes as
     in this example.

                                 PROXY CARD FOR STANDARD 401-K PLAN SHARES
                                       (CONTINUED FROM REVERSE SIDE)
UNLESS YOU INDICATE OTHERWISE, ALL SIGNED PROXY CARDS RECEIVED (OR VOTED BY TELEPHONE OR BY INTERNET) WILL BE VOTED
"FOR" BOTH PROPOSALS REFERRED TO HEREIN.  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" BOTH PROPOSALS.

                                                                                               FOR   AGAINST   ABSTAIN
1.   Election of Directors                                      2.   Approve the               / /     / /       / /
     NOMINEES:           (01) Rudy Boschwitz                         amendment to the TCF
                         (02) William A. Cooper                      Performance-Based
                         (03) Thomas A. Cusick                       Compensation Policy and
                         (04) Thomas J. McGough                      Re-approve the Policy,
                                                                     as amended.

                      FOR             WITHHELD                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /
                      ALL / /     / / FROM ALL
                 NOMINEES             NOMINEES
                                                                NOTE:  The shares represented by this voting
                                                                instruction card will be voted on a confidential basis
/ / ____________________________________________                as directed by the participant.  If no vote is
          For all nominees except as noted above                received by May 7, 1999, however, the shares under the
                                                                401-k Plan will be voted by the Trustee in the same
                                                                proportion as the shares that were actually voted.
                                                                Once voted, this proxy may be revoked in writing or
                                                                by telephone or Internet, or by a new proxy card,
                                                                telephone or Internet vote received by the Trustee on
                                                                or before May 7, 1999.

                                                                NOTE:  Please sign as name appears hereon.



                                                              Signature:_______________________________Date:__________